AWARD/CONTRACT

1.   THIS  CONTRACT  IS  A  RATED  ORDER - UNDER DPAS  (15  CFR  350)
      RATING -  DO-A2                                           PAGE   of  PAGES
                                                                  1           18
2.   CONTRACT (PROC. INST. IDENT.) NO. -  FA9300-04-C-0050
3.   EFFECTIVE DATE - 29 SEP 2004
4.   REQUISITION  /  PURCHASE  REQUEST  /  PROJECT  NO. -  See Section G

5.   ISSUED  BY   AFFTC/PKT    CODE     FA9300
      DIRECTORATE  OF  CONTRACTING
      5  SOUTH  WOLFE  AVE,  BLDG  2800
      EDWARDS  AFB  CA  93524-1185
      MELISSA  A.  PETTER      661-277-7706
      melissa.petter@edwards.af.mil

6.   ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  5)  CODE     S0514A
      DCMA  SAN  DIEGO
      7675  DAGGET  STREET
      SUITE  200
      SAN  DIEGO  CA  92111-2241
      SAN_DIEGO@DCMA.MIL
      SCD:  C       PAS:  S0514A4804AP

7.    NAME AND ADDRESS OF CONTRACTOR
      (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)
       SPACEDEV,  INC
       13855  STOWE  DR
       POWAY  CA  92064-6800
       (858)  375-2030
       CAGE  CODE   1J2T1     FACILITY  CODE

8.   DELIVERY
      [  ] FOB  Origin    [X] Other  (see  below)
9.   DISCOUNT  FOR  PROMPT  PAYMENT
      N
10.  SUBMIT  INVOICES                                       ITEM
      (4 COPIES UNLESS OTHERWISE
       SPECIFIED)  TO
       THE  ADDRESS  SHOWN  IN                       See Block 12
11.  SHIP  TO  /  MARK FOR     CODE
      See  Section  F
12.  PAYMENT  WILL  BE MADE BY
      DFAS  COLUMBUS  CENTER    CODE     HQ0339
      DFAS-CO/WEST  ENTITLEMENT  OPS
      P.O.  BOX  182381
      COLUMBUS  OH  43218-2381
      EFT:  T
13.  AUTHORITY  FOR  OTHER THAN FULL AND OPEN COMPETITION
14.  ACCOUNTING AND APPROPRIATION  DATA - See  Section  G
15A. ITEM  NO - See  Section  B
15B. SUPPLIES/SERVICES
15C. QUANTITY
15D. UNIT
15E. UNIT  PRICE
15F. AMOUNT
15G. TOTAL AMOUNT OF CONTRACT -  $1,556,980.00

16. Table of Contents
   SEC     DESCRIPTION               PAGE(S)     SEC     DESCRIPTION     PAGE(S)
        PART I - THE SCHEDULE                      PART II - CONTRACT CLAUSES
[X] A  SOLICITATION/CONTRACT FORM     1      [X]   I     CONTRACT CLAUSES     14
[X] B  SUPPLIES OR SERVICES AND                  PART III - LIST  OF  DOCUMENTS,
        PRICES/COSTS                  2                  EXHIBITS &  ATTACHMENTS
[X] C  DESCRIPTION/SPECS./WORK
        STATEMENT                     5      [X]   J     LIST  OF ATTACHMENTS 18
[X] D  PACKAGING AND MARKING          6          PART  IV - REPRESENTATIONS  AND
                                                                    INSTRUCTIONS
[X] E  INSPECTION AND ACCEPTANCE      7      [ ]   K            REPRESENTATIONS,
[X] F  DELIVERIES  OR  PERFORMANCE    8                 CERTIFICATIONS AND OTHER
                                                          STATEMENTS OF OFFERORS
[X] G  CONTRACT ADMINISTRATION DATA   10     [ ]   L        INSTRS., CONDS., AND
                                                                     NOTICES  TO
[X] H  SPECIAL CONTRACT REQUIREMENTS  13     [ ]   M     EVALUATION FACTORS  FOR
                                                                           AWARD
          CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
          -------------------------------------------------------------
17.     [X]    CONTRACTOR'S  NEGOTIATED  AGREEMENT
               (Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.     [ ]    AWARD
               (Contractor is not required to sign this document). Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets.
               This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER  (TYPE  OR  PRINT)
                                 JIM BENSON, CEO
19B.  Name  of  Contractor            19C.  Date  Signed
      by  /S/ JAMES W. BENSON                    9-28-04
      -----------------------               ------------
      (signature  of  person  authorized  to  sign)
20A.  NAME  OF  CONTRACTING  OFFICER
      BARBARA BARCELONA
20B.  United  States  of  America     20C.  Date  Signed
      by  /S/ BARBARA BARCELONA                29 SEP 04
      -------------------------             ------------
      (signature  of Contracting  Officer)
NSN  7540-01-152-8069                            STANDARD  FORM  26  (Rev  4-85)
Previous  Editions  unusable      Prescribed  by  GSA  FAR  (48  CFR)  53.214(a)
ConWrite  Version  6.2.8                       Created  28  Sep  2004   3:30  PM


                                     PAGE

PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES  OR  SERVICES  AND  PRICES/COSTS
--------------------------------------------------------------------------------
                                     Qty                             Unit  Price
ITEM      SUPPLIES  OR  SERVICES     Purch  Unit             Total  Item  Amount
----      ----------------------     -----------             -------------------

0001
                                                              EST  $1,556,980.00
          Noun:                 TECHNICAL  EFFORT
          ACRN:                 9
          Contract  type:       U  -  COST  PLUS  FIXED  FEE
          Start  Date:          28  SEP  2004
          Completion  Date:     28  MAY  2008
          Item  project  mgr.:  FY1519
          Descriptive  Data:
          THE CONTRACTOR SHALL PROVIDE ALL NECESSARY SERVICES AND SUPPLIES TO ACCOMPLISH THE WORK SET FORTH IN THE CONTRACTOR'S PROPOSAL TITLED " SPACE VEHICLE LAUNCH TECHNOLOGY" INCORPORATED BY REFERENCE IN SECTION I AFMC CLAUSE 5352.215-9005.



INCREMENTAL  FUNDING
--------------------

000101
          Noun:                 Funding  Info  Only
          ACRN:                 AA              $748,908.00
          PR/MIPR:              H0000G04629027                       $748,908.00

000102
          Noun:                 Funding  Info  Only
          ACRN:                 AB              $808,072.00
          PR/MIPR:              FY151947400247                       $808,072.00

0002                                            1                            NSP
                                                Lot                          NSP
          Noun:                 DD  FORM  1423-1, EXHIBIT  A,  NON DD  250  DATA
          ACRN:                 U
          NSN:                  N  -  Not  Applicable
          DD1423  is  Exhibit:  A
          Contract  type:       U  -  COST  PLUS  FIXED  FEE
          Inspection:           DESTINATION
          Acceptance:           DESTINATION
          FOB:                  DESTINATION
          Item  project  mgr.:  FY1519
          Descriptive  Data:
          THE CONTRACTOR SHALL FURNISH DATA IN ACCORDANCE WITH CONTRACT DATA REQUIREMENTS LIST (CDRL), DD FORM 1423, DATED 11 AUG 2004, CDRL ITEMS A001-A007, ATTACHED HERETO AS EXHIBIT A. THE PRICE OF THIS ITEM IS INCLUDED IN CLIN 0001.


                                                     SECTION B  FA9300-04-C-0050
                                                     ---------------------------
                                                                    PAGE 2 OF 18

PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES  OR  SERVICES  AND  PRICES/COSTS
--------------------------------------------------------------------------------
                                     Qty                             Unit  Price
ITEM      SUPPLIES  OR  SERVICES     Purch  Unit             Total  Item  Amount
----      ----------------------     -----------             -------------------
0003
          Noun:                 DD  FORM  1423-1,  EXHIBIT  B,  DD  250  DATA
          NSN:                  N  -  Not  Applicable
          DD1423  is  Exhibit:  A
          Descriptive  Data:
          THE CONTRACTOR SHALL DELIVER REPORTS IN ACCORDANCE WITH CONTRACT DATA REQUIREMENTS LIST (CDRL) ITEM B001 AND B002.

0003AA                                        1                              NSP
                                              Lot                            NSP
          Noun:                 FINAL  SCIENTIFIC  AND  TECHNICAL  REPORT
          ACRN:                 U
          NSN:                  N  -  Not  Applicable
          DD1423  is  Exhibit:  B
          Contract  type:       U  -  COST  PLUS  FIXED  FEE
          Inspection:           DESTINATION
          Acceptance:           DESTINATION
          FOB:                  DESTINATION
          Item  project  mgr.:  FY1519
          Descriptive  Data:
          THE CONTRACTOR SHALL DELIVER SCIENTIFIC AND TECHNICAL REPORT IN ACCORDANCE WITH CONTRACT DATA REQUIREMENTS LIST (CDRL) ITEM B001, DATED 11 AUG 2004, ATTACHED HERETO AS EXHIBIT B. THE PRICE OF THIS
          ITEM  IS  INCLUDED  IN  CLIN  0001.

0003AB                                         2                             NSP
                                               Each                          NSP
          Noun:                 SUMMARY  REPORTS
          ACRN:                 U
          NSN:                  N  -  Not  Applicable
          DD1423  is  Exhibit:  B
          Contract  type:       U  -  COST  PLUS  FIXED  FEE
          Inspection:           DESTINATION
          Acceptance:           DESTINATION
          FOB:                  DESTINATION
          Descriptive  Data:
          THE CONTRACTOR SHALL DELIVER/PREPARE THE SUMMARY REPORTS IN ACCORDANCE WITH INSTRUCTIONS POSTED ON THE AIR FORCE VIRTUAL SBIR SHOPPING MALL (HTTP://WWW.SBIRSTTRMALL.COM) AND CONTRACT DATA REQUIREMENTS LIST
          (CDRL) ITEM B002 DATED 11 AUG 2004. ATTACHED HERETO AS EXHIBIT B. THE PRICE OF THIS ITEM IS INCLUDED IN CLIN 0001.

                                                     SECTION B  FA9300-04-C-0050
                                                     ---------------------------
                                                                    PAGE 3 OF 18

PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES  OR  SERVICES  AND  PRICES/COSTS
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

B058  PAYMENT  OF  FEE  (CPFF)  (FEB  2003)

The estimated cost and fee for this contract are shown below. The applicable fixed fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated  Cost  $1,511,631.00
Fee  $45,349.00

-B1  INVOICE  SUBMISSION  (APR  2001)

Send  a  copy  of  the  invoice  to:
Program Manager, AFRL/ PRSE, CRAIG HANSEN, 4 DRACO DRIVE, Edwards AFB, CA 93524 SF26, Block 6
SF26,  Block  5
SF26,  Block  12



                                                     SECTION B  FA9300-04-C-0050
                                                     ---------------------------
                                                                    PAGE 4 OF 18

PART  I  -  THE  SCHEDULE
SECTION  C  -  DESCRIPTION/SPECS./WORK  STATEMENT
--------------------------------------------------------------------------------

NO  CLAUSES  OR  PROVISIONS  IN  THIS  SECTION

                                                     SECTION C  FA9300-04-C-0050
                                                     ---------------------------
                                                                    PAGE 5 OF 18

PART  I  -  THE  SCHEDULE
SECTION  D  -  PACKAGING  AND  MARKING
--------------------------------------------------------------------------------

NO  CLAUSES  OR  PROVISIONS  IN  THIS  SECTION

                                                     SECTION D  FA9300-04-C-0050
                                                     ---------------------------
                                                                    PAGE 6 OF 18

PART  I  -  THE  SCHEDULE
SECTION  E  -  INSPECTION  AND  ACCEPTANCE
--------------------------------------------------------------------------------


I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


A.  FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
-------------------------------------------------------

52.246-08     INSPECTION OF RESEARCH AND DEVELOPMENT -- COST-REIMBURSEMENT  (MAY
2001)

B.  DEFENSE  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT  CONTRACT  CLAUSES
----------------------------------------------------------------------------

252.246-7000     MATERIAL  INSPECTION  AND  RECEIVING  REPORT  (MAR  2003)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

E006  RECEIVING  REPORT  (DD  FORM  250)  MAILING  ADDRESS  (APR  1998)

     (a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g. hardware, software, exhibit line items, status reports, services, etc.) to the following address:

AFRL/PROI
ATTN:  DEBORAH  SPOTTS
5  POLLUX  DRIVE
EDWARDS  AFB  CA  93524-7003

     (b) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items. Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.

     (c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

AFRL/PROI
ATTN:  DEBORAH  SPOTTS
5  POLLUX  DRIVE
EDWARDS  AFB  CA  93524-7003

E007  INSPECTION  AND  ACCEPTANCE  AUTHORITY  (APR  1998)  (TAILORED)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by Craig Hansen, Program Manager, Air Force Research Laboratory, AFRL/PRSE.


                                                     SECTION E  FA9300-04-C-0050
                                                     ---------------------------
                                                                    PAGE 7 OF 18


PART  I  -  THE  SCHEDULE
SECTION  F  -  DELIVERIES  OR  PERFORMANCE
--------------------------------------------------------------------------------

                                              SHIP     MARK       TRANS
ITEM     SUPPLIES  SCHEDULE  DATA     QTY     TO       FOR        PRI       DATE
----     ------------------------     ---     --       ---        ---       ----

0002                                  1     FY1519    FY1519               ASREQ
          Noun:                       DD FORM 1423-1, EXHIBIT A, NON DD 250 DATA
          ACRN:                       U
          Descriptive  Data:
          SHIP  TO:  SEE  CLAUSE  F005  FOR  DISTRIBUTION  ADDRESSES

0003AA                                1     FY1519    FY1519       28  Aug  2008
          Noun:                       FINAL  SCIENTIFIC  AND  TECHNICAL  REPORT
          ACRN:                       U
          Descriptive  Data:
          SHIP  TO:  SEE  CLAUSE  F005  FOR  DISTRIBUTION  ADDRESSES

0003AB                                1     FY1519    FY1519       28  Sep  2005
                                      1     FY1519    FY1519       28  Aug  2008
          Noun:                       SUMMARY  REPORTS
          ACRN:                       U
          Descriptive  Data:
          SHIP  TO:  SEE  CLAUSE  F005  FOR  DISTRIBUTION  ADDRESSES



                                                     SECTION F  FA9300-04-C-0050
                                                     ---------------------------
                                                                    PAGE 8 OF 18

PART  I  -  THE  SCHEDULE
SECTION  F  -  DELIVERIES  OR  PERFORMANCE
--------------------------------------------------------------------------------

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
---------------------------------------------------

52.242-15     STOP-WORK  ORDER  (AUG  1989)  -  ALTERNATE  I  (APR  1984)
52.247-34     F.O.B.  DESTINATION  (NOV  1991)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

F002  PERIOD  OF  PERFORMANCE  (FEB  1997)  (TAILORED)

Period  of  performance  under  this  contract  shall be 28 Sep 04 to 28 Aug 08.

F003  CONTRACT  DELIVERIES  (FEB  1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

     (a) "MAC" and "MARO" mean "months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)".

     (b) "WARO" means "weeks after the effective date for award of the contractual action".

     (c) "DARO" means "days after the effective date for award of the contractual action".

     (d) "ASREQ" means "as required". Detailed delivery requirements are then specified elsewhere in Section F.

F005  DELIVERY  OF  REPORTS  (OCT  1998)  (TAILORED)

     (a) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

     (b) All reports and correspondence submitted under this contract shall include the contract number FA9300-04-C-0050 and be forwarded prepaid. All address(es) and code(s) for consignee(s) are as follows:

AFRL/PRSE,  Attn:  Craig  Hansen,  4  Draco  Drive,  Edwards  AFB  CA  93524

AFRL/PROI (SBIR Office) Attn:  Deborah Spotts, 5 Pollux Drive, Edwards AFB 93524

AFRL/PROI  (STINFO  Office)  5  Pollux  Drive,  Edwards  AFB  93524

AFFTC/PKT, Directorate of Contracting, 5 South Wolfe Avenue, Bldg. 2800, Edwards AFB CA 92524-1185, (Melissa Petter) melissa.petter@edwards.af.mil

DCMA-ACO San Diego, 7675 Dagget St Suite 200, San Diego, CA 92111, san_diego@dcma.mil

                                                     SECTION F  FA9300-04-C-0050
                                                     ---------------------------
                                                                    PAGE 9 OF 18

PART  I  -  THE  SCHEDULE
SECTION  G  -  CONTRACT  ADMINISTRATION  DATA
--------------------------------------------------------------------------------

                              Obligation
ACRN     Appropriation/Lmt  Subhead/Supplemental  Accounting  Data        Amount
----     ---------------------------------------------------------        ------

AA                                                                   $748,908.00
         57   43600  294  4735  663005  6VE0SU  58800  65502F  503000  F03000
         Funding  breakdown:     On  CLIN  000101:     $748,908.00
         PR/MIPR:                H0000G04629027        $748,908.00
         JON:  3005VPGW
         Descriptive  data:
         CSN:J4VXBR

AB                                                                   $808,072.00
        57   33600  293  4735  635110  6VE0SU  59260  63401F  503000  F03000
         Funding  breakdown:     On  CLIN  000102:     $808,072.00
        PR/MIPR:                 FY151947400247        $808,072.00
        JON:  5110SUAA



                                                     SECTION G  FA9300-04-C-0050
                                                     ---------------------------
                                                                   PAGE 10 OF 18

PART  I  -  THE  SCHEDULE
SECTION  G  -  CONTRACT  ADMINISTRATION  DATA
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

G002  PROGRAM  MANAGER  (MAY  1997)

Program  Manager:  CRAIG  HANSEN
AFRL/PRSE
4  Draco  Drive
Edwards  AFB  CA  93524

G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (MAR 2001) (TAILORED)

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

INFO                     PREVIOUS            CHANGE  IN         CUMULATIVE  ACRN
SUBCLIN      ACRN        ACRN OBLIGATION     OBLIGATION               OBLIGATION

000101         AA        $0.00               $748,908                $748,908
000102         AB        $0.00               $808,072                $808,072

TOTAL  CUMULATIVE  CONTRACT  FUNDING:                                 $1,556,980

     a. This contract will be funded by multiple accounting classification citations. Payment shall be made from ACRNs in alphabetical order (AA,AB,etc). DO NOT USE A PRORATED METHOD to pay, disburse and liquidate funds. Do not liquidate any funds from an ACRN unless the preceding ACRNs have been fully liquidated, or if revised payment instructions are provided per paragraph b. below.

     b. Additional ACRNs will be assigned when new accounting classifications are available. When adding new ACRNs or changing existing ACRNs, the above payment instructions shall apply, unless specific revised payments instructions are provided as part of a contract modification.

G006  INVOICE  AND  PAYMENT  -  COST  REIMBURSEMENT  (FEB  1997)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

G014  IMPLEMENTATION  OF  PATENT  RIGHTS  CLAUSE  (SEP  1999)  (TAILORED)

All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the Administrative Contracting Officer and to AFRL/PROI(STINFO) 5 Pollux Drive, Edwards AFB CA 93524-7003. The STINFO patent administrator can be reached at
661.275.5016. This notice also constitutes a request (see FAR 52.227-12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.

                                                     SECTION G  FA9300-04-C-0050
                                                     ---------------------------
                                                                   PAGE 11 OF 18

PART  I  -  THE  SCHEDULE
SECTION  G  -  CONTRACT  ADMINISTRATION  DATA
--------------------------------------------------------------------------------

G015  IMPLEMENTATION  OF  TAXPAYER IDENTIFICATION NUMBER  (APR 1998)  (TAILORED)

In  accordance with FAR 52.204-03, Taxpayer Identification Number is 84-1374613.

G016  SBIR  INFORMATION  AVAILABLE  ON  WORLD  WIDE  WEB  (MAR  1999)

Information, instructions, and the associated 'hyperlinks' for SBIR actions are available on the World Wide Web at URL 'www.afrl.af.mil/sbir/index.htm' for the following: 'Air Force Proposal Preparation Instructions' (for SBIR Phase II proposals); 'Report Documentation Page', 'SF 298', 'Fast Track Procedures'; and 'Sample DD 250' (for using the DD 250 as an invoice).



                                                     SECTION G  FA9300-04-C-0050
                                                     ---------------------------
                                                                   PAGE 12 OF 18

PART  I  -  THE  SCHEDULE
SECTION  H  -  SPECIAL  CONTRACT  REQUIREMENTS
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

H011  GUARANTEED  FINAL  REPORT  (FEB  1997)  (TAILORED)

If this contract is terminated prior to completion, the Contractor agrees to provide a final report in accordance with Exhibit B, Data Items B001. During the life of the contract, the contractor shall continuously reserve sufficient funds from the amount allotted to guarantee the preparation and delivery of said final report.

H025  INCORPORATION  OF  SECTION  K  (OCT  1998)

Section  K  of  the  solicitation  is  hereby  incorporated  by  reference.

H029  IMPLEMENTATION  OF  DISCLOSURE  OF  INFORMATION  (OCT  1997)  (TAILORED)

In order to comply with DFARS 252.204-7000, Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to the scheduled release date:

     (a) Two copies to: Office of Public Affairs, AFRL/PROI, 5 Pollux Drive, Edwards AFB CA 93524-7003 and three copies to: AFRL/PROI (STINFO), 5 Pollux Drive, Edwards AFB CA 93524-7003

     (b) One copy to: Contracting Officer, AFFTC/PKT, 5 South Wolfe Ave, Edwards AFB CA 93524-1185

     (c) One copy to: Program Manager, AFRL/PRSE, Attn: Craig Hansen, Edwards AFB CA 93524

H032  PRINCIPAL  INVESTIGATOR  (MAR  1998)  (TAILORED)

The SpaceDev, Inc Principal Investigator for this effort is Mr. Frank Macklin. No substitution shall be made without the prior written approval of the Air Force Procuring Contracting Officer (PCO).

H033  SOLICITATION  NUMBER  (APR  1998)  (TAILORED)

Solicitation  Number:  SBIR  Solicitation  2003.1



                                                     SECTION H  FA9300-04-C-0050
                                                     ---------------------------
                                                                   PAGE 13 OF 18

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES
--------------------------------------------------------------------------------
CONTRACT CLAUSES IN THIS SECTION ARE FROM THE FAR, DEFENSE FAR SUP, AIR FORCE FAR SUP, AND THE AIR FORCE MATERIEL COMMAND FAR SUP, AND ARE CURRENT THROUGH THE FOLLOWING UPDATES:

DATABASE_VERSION:  6.2.X.100;  ISSUED:  8/13/2004;  FAR:  FAC 2001-24 (PARTIAL);
DFAR:  DCN20040625;  DL.:  DL  98-021;  CLASS  DEVIATIONS: CD 2003O0003;  AFFAR:
2002  EDITION;  AFMCFAR: AFMCAC 2004-PK-006;  AFAC: AFAC 2004-0804;  IPN: 98-009



I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


A.  FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
-------------------------------------------------------

52.202-01     DEFINITIONS  (JUL  2004)
52.203-03     GRATUITIES  (APR  1984)
52.203-05     COVENANT  AGAINST  CONTINGENT  FEES  (APR  1984)
52.203-06     RESTRICTIONS  ON SUBCONTRACTOR SALES TO THE GOVERNMENT  (JUL 1995)
52.203-07     ANTI-KICKBACK  PROCEDURES  (JUL  1995)
52.203-08     CANCELLATION,  RESCISSION,  AND  RECOVERY  OF FUNDS FOR ILLEGAL OR
              IMPROPER  ACTIVITY  (JAN  1997)
52.203-10     PRICE  OR  FEE  ADJUSTMENT  FOR ILLEGAL OR IMPROPER ACTIVITY  (JAN
              1997)
52.203-12     LIMITATION  ON  PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
              (JUN  2003)
52.204-04     PRINTED  OR  COPIED  DOUBLE-SIDED  ON  RECYCLED  PAPER  (AUG 2000)
52.204-07     CENTRAL  CONTRACTOR  REGISTRATION  (OCT  2003)
52.209-06     PROTECTING  THE  GOVERNMENT'S  INTEREST  WHEN  SUBCONTRACTING WITH
              CONTRACTORS  DEBARRED,  SUSPENDED,  OR  PROPOSED  FOR  DEBARMENT
              (JUL  1995)
52.211-05     MATERIAL  REQUIREMENTS  (AUG  2000)
52.215-02     AUDIT  AND  RECORDS  --  NEGOTIATION  (JUN  1999)
52.215-08     ORDER  OF  PRECEDENCE--UNIFORM  CONTRACT  FORMAT  (OCT  1997)
52.215-10     PRICE  REDUCTION  FOR  DEFECTIVE  COST OR PRICING DATA  (OCT 1997)
52.215-11     PRICE  REDUCTION FOR DEFECTIVE COST OR PRICING DATA--MODIFICATIONS
              (OCT  1997)
52.215-12     SUBCONTRACTOR  COST  OR  PRICING  DATA  (OCT  1997)
52.215-13     SUBCONTRACTOR  COST  OR  PRICING  DATA--MODIFICATIONS  (OCT  1997)
52.215-14     INTEGRITY  OF  UNIT  PRICES  (OCT  1997)  - ALTERNATE I (OCT 1997)
52.215-15     PENSION  ADJUSTMENTS  AND  ASSET  REVERSIONS  (JAN  2004)
52.215-17     WAIVER  OF  FACILITIES  CAPITAL  COST  OF  MONEY  (OCT  1997)
52.215-18     REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB)
              OTHER  THAN  PENSIONS  (OCT  1997)
52.215-19     NOTIFICATION  OF  OWNERSHIP  CHANGES  (OCT  1997)
52.215-21     REQUIREMENTS  FOR  COST  OR PRICING DATA OR INFORMATION OTHER THAN
              COST  OR  PRICING  DATA--MODIFICATIONS  (OCT  1997)
52.216-07     ALLOWABLE  COST  AND  PAYMENT  (DEC  2002)
52.216-08     FIXED  FEE  (MAR  1997)
52.219-06     NOTICE  OF  TOTAL  SMALL  BUSINESS  SET-ASIDE  (JUN  2003)
52.219-08     UTILIZATION  OF  SMALL  BUSINESS  CONCERNS  (MAY  2004)
52.219-14     LIMITATIONS  ON  SUBCONTRACTING  (DEC  1996)
52.222-01     NOTICE  TO  THE  GOVERNMENT  OF  LABOR  DISPUTES  (FEB  1997)
52.222-02     PAYMENT  FOR  OVERTIME  PREMIUMS  (JUL  1990)
              Para  (a),  Dollar  amount  is  '$0.00'
52.222-03     CONVICT  LABOR  (JUN  2003)
52.222-21     PROHIBITION  OF  SEGREGATED  FACILITIES  (FEB  1999)

                                                     SECTION I  FA9300-04-C-0050
                                                     ---------------------------
                                                                   PAGE 14 OF 18

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES
--------------------------------------------------------------------------------

52.222-26     EQUAL  OPPORTUNITY  (APR  2002)
52.222-35     EQUAL  OPPORTUNITY  FOR SPECIAL DISABLED VETERANS, VETERANS OF THE
              VIETNAM  ERA,  AND  OTHER  ELIGIBLE  VETERANS  (DEC  2001)
52.222-36     AFFIRMATIVE  ACTION  FOR  WORKERS  WITH  DISABILITIES  (JUN  1998)
52.222-37     EMPLOYMENT  REPORTS  ON SPECIAL DISABLED VETERANS, VETERANS OF THE
              VIETNAM  ERA,  AND  OTHER  ELIGIBLE  VETERANS  (DEC  2001)
52.223-06     DRUG-FREE  WORKPLACE  (MAY  2001)
52.223-14     TOXIC  CHEMICAL  RELEASE  REPORTING  (AUG  2003)
52.225-08     DUTY-  FREE  ENTRY  (FEB  2000)
52.225-13     RESTRICTIONS  ON  CERTAIN  FOREIGN  PURCHASES  (DEC  2003)
52.227-01     AUTHORIZATION  AND  CONSENT  (JUL  1995)  - ALTERNATE I (APR 1984)
52.227-02     NOTICE  AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
              (AUG  1996)
52.227-11     PATENT  RIGHTS  --  RETENTION BY THE CONTRACTOR (SHORT FORM)  (JUN
              1997)
              Para  (l),  Communications:  'N/A'
52.228-07     INSURANCE  --  LIABILITY  TO  THIRD  PERSONS  (MAR  1996)
52.232-09     LIMITATION  ON  WITHHOLDING  OF  PAYMENTS  (APR  1984)
52.232-17     INTEREST  (JUN  1996)
52.232-20     LIMITATION  OF  COST  (APR  1984)
52.232-23     ASSIGNMENT  OF  CLAIMS  (JAN  1986)  -  ALTERNATE  I  (APR  1984)
52.232-25     PROMPT  PAYMENT  (OCT  2003)
52.232-33     PAYMENT  BY  ELECTRONIC  FUNDS  TRANSFER--CENTRAL  CONTRACTOR
              REGISTRATION  (OCT  2003)
52.233-01     DISPUTES  (JUL  2002)
52.233-03     PROTEST  AFTER  AWARD  (AUG  1996)  -  ALTERNATE  I  (JUN  1985)
52.242-01     NOTICE  OF  INTENT  TO  DISALLOW  COSTS  (APR  1984)
52.242-03     PENALTIES  FOR  UNALLOWABLE  COSTS  (MAY  2001)
52.242-04     CERTIFICATION  OF  FINAL  INDIRECT  COSTS  (JAN  1997)
52.242-13     BANKRUPTCY  (JUL  1995)
52.243-02     CHANGES -- COST-REIMBURSEMENT  (AUG 1987) - ALTERNATE V (APR 1984)
52.243-06     CHANGE  ORDER  ACCOUNTING  (APR  1984)
52.243-07     NOTIFICATION  OF  CHANGES  (APR  1984)
              Para  (b),  Number of calendar days is (insert 30  for RDSS/C) '30 days'
              Para  (d),  Number of calendar days is (insert  30 for RDSS/C) '30 days'
52.244-02     SUBCONTRACTS  (AUG  1998)
              Para  (e),  approval  required  on  subcontracts  to:  'N/A'
              Para  (k),  Insert  subcontracts  evaluated  during  negotiations.
              'N/A'
52.244-05     COMPETITION  IN  SUBCONTRACTING  (DEC  1996)
52.244-06     SUBCONTRACTS  FOR  COMMERCIAL  ITEMS  (JUL  2004)
52.246-23     LIMITATION  OF  LIABILITY  (FEB  1997)
52.247-01     COMMERCIAL  BILL  OF  LADING  NOTATIONS  (APR  1984)
52.247-67     SUBMISSION  OF  COMMERCIAL  TRANSPORTATION  BILLS  TO  THE GENERAL
              SERVICES  ADMINISTRATION  FOR  AUDIT  (JUN  1997)
52.249-06     TERMINATION  (COST-REIMBURSEMENT)  (MAY  2004)
52.249-14     EXCUSABLE  DELAYS  (APR  1984)
52.253-01     COMPUTER  GENERATED  FORMS  (JAN  1991)

B.  DEFENSE  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT  CONTRACT  CLAUSES
----------------------------------------------------------------------------

252.203-7001     PROHIBITION  ON  PERSONS  CONVICTED  OF  FRAUD  OR  OTHER
                 DEFENSE-CONTRACT-RELATED  FELONIES  (MAR  1999)
252.204-7000     DISCLOSURE  OF  INFORMATION  (DEC  1991)
252.204-7002     PAYMENT  FOR  SUBLINE  ITEMS  NOT SEPARATELY PRICED  (DEC 1991)
252.204-7003     CONTROL  OF  GOVERNMENT  PERSONNEL  WORK  PRODUCT  (APR  1992)
252.204-7004     ALTERNATE  A  TO  FAR 52.204-7, CENTRAL CONTRACTOR REGISTRATION
                 (NOV  2003)
                                                     SECTION I  FA9300-04-C-0050
                                                     ---------------------------
                                                                   PAGE 15 OF 18

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES
--------------------------------------------------------------------------------

252.205-7000     PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS  (DEC
                 1991)
252.209-7000     ACQUISITION  FROM  SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
                 UNDER  THE  INTERMEDIATE-RANGE  NUCLEAR  FORCES  (INF)   TREATY
                 (NOV  1995)
252.209-7004     SUBCONTRACTING  WITH  FIRMS THAT ARE OWNED OR CONTROLLED BY THE
                 GOVERNMENT  OF  A  TERRORIST  COUNTRY  (MAR  1998)
252.215-7000     PRICING  ADJUSTMENTS  (DEC  1991)
252.215-7002     COST  ESTIMATING  SYSTEM  REQUIREMENTS  (OCT  1998)
252.223-7001     HAZARD  WARNING  LABELS  (DEC  1991)
252.223-7004     DRUG-FREE  WORK  FORCE  (SEP  1988)
252.225-7001     BUY  AMERICAN  ACT  AND BALANCE OF PAYMENTS PROGRAM  (APR 2003)
252.225-7002     QUALIFYING  COUNTRY  SOURCES  AS  SUBCONTRACTORS  (APR  2003)
252.225-7004     REPORTING  OF  CONTRACT  PERFORMANCE  OUTSIDE THE UNITED STATES
                 (APR  2003)
252.225-7012     PREFERENCE  FOR  CERTAIN  DOMESTIC  COMMODITIES  (JUN  2004)
252.225-7014     PREFERENCE  FOR  DOMESTIC  SPECIALTY  METALS  (APR  2003)
252.225-7016     RESTRICTION  ON  ACQUISITION  OF BALL AND ROLLER BEARINGS  (MAY
                 2004)
252.225-7025     RESTRICTION  ON  ACQUISITION  OF  FORGINGS  (APR  2003)
252.225-7030     RESTRICTION  ON  ACQUISITION  OF CARBON, ALLOY, AND ARMOR STEEL
                 PLATE  (APR  2003)
252.225-7031     SECONDARY  ARAB  BOYCOTT  OF  ISRAEL  (APR  2003)
252.226-7001     UTILIZATION  OF  INDIAN  ORGANIZATIONS,  INDIAN-OWNED  ECONOMIC
                 ENTERPRISES,  AND  NATIVE  HAWAIIAN  SMALL  BUSINESS   CONCERNS
                 (OCT  2003)
252.227-7016     RIGHTS  IN  BID  OR  PROPOSAL  INFORMATION  (JUN  1995)
252.227-7018     RIGHTS  IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--
                 SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM (JUN 1995)
252.227-7019     VALIDATION  OF  ASSERTED  RESTRICTIONS--COMPUTER SOFTWARE  (JUN
                 1995)
252.227-7030     TECHNICAL  DATA--WITHHOLDING  OF  PAYMENT  (MAR  2000)
252.227-7034     PATENTS--SUBCONTRACTS  (APR  1984)
252.227-7037     VALIDATION  OF  RESTRICTIVE  MARKINGS  ON  TECHNICAL DATA  (SEP
1999)
252.227-7039     PATENTS--REPORTING  OF  SUBJECT  INVENTIONS  (APR  1990)
252.231-7000     SUPPLEMENTAL  COST  PRINCIPLES  (DEC  1991)
252.232-7003     ELECTRONIC  SUBMISSION  OF  PAYMENT  REQUESTS  (JAN  2004)
252.235-7010     ACKNOWLEDGMENT  OF  SUPPORT  AND  DISCLAIMER  (MAY  1995)
                 Para  (a),   name  of   contracting  agency(ies):   'AFFTC/PKT,
                 Edwards  AFB  CA'
                 Para  (a),  contract  number(s):  'FA9300-04-C-0050'
                 Para  (b),   name  of   contracting  agency(ies):   'AFFTC/PKT,
                 Edwards  AFB  CA'
252.242-7000     POSTAWARD  CONFERENCE  (DEC  1991)
252.243-7002     REQUESTS  FOR  EQUITABLE  ADJUSTMENT  (MAR  1998)
252.244-7000     SUBCONTRACTS  FOR  COMMERCIAL  ITEMS  AND COMMERCIAL COMPONENTS
                 (DOD  CONTRACTS)  (MAR  2000)
252.245-7001     REPORTS  OF  GOVERNMENT  PROPERTY  (MAY  1994)
252.247-7023     TRANSPORTATION  OF  SUPPLIES  BY  SEA  (MAY  2002)
252.247-7024     NOTIFICATION  OF  TRANSPORTATION OF SUPPLIES BY SEA  (MAR 2000)

C.  AIR  FORCE  MATERIEL  COMMAND  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT
-------------------------------------------------------------------------------
CONTRACT  CLAUSES
-----------------

5352.215-9005     INCORPORATION  OF CONTRACTOR'S TECHNICAL PROPOSAL (AFMC)  (AUG
                  1998)
                  Para  (a), Paragraph Numbers: '5, page 12 Technical Objects'
                  Para (a),  Paragraph Numbers: '6 page 13  thru 15 and Appendix
                  C.  page  37'
                  Para  (a),  Version  Number(s):  'SPDV-03-002a'
                  Para  (a),  Dated:  '07  SEP  2004'
                  Para  (a),  Entitled:  '"Small  Vehicle  Launch Technology"'
                  Para  (b),  Rank  order:  'after  the  contract  clauses'
5352.227-9000     EXPORT-CONTROLLED  DATA  RESTRICTIONS  (AFMC)  (JUL  1997)

                                                     SECTION I  FA9300-04-C-0050
                                                     ---------------------------
                                                                   PAGE 16 OF 18

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES
--------------------------------------------------------------------------------

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES  IN  FULL  TEXT
-------------------------------------------------------------------

52.252-02  CLAUSES  INCORPORATED  BY  REFERENCE  (FEB  1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
http://farsite.hill.af.mil/

52.252-06  AUTHORIZED  DEVIATIONS  IN  CLAUSES  (APR  1984)

     (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

     (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.



                                                     SECTION I  FA9300-04-C-0050
                                                     ---------------------------
                                                                   PAGE 17 OF 18

PART  III  -  LIST  OF  DOCUMENTS,  EXHIBITS  &  ATTACHMENTS
SECTION  J  -  LIST  OF  ATTACHMENTS
--------------------------------------------------------------------------------

DOCUMENT     PGS       DATE       TITLE
--------     ---     ------     -------

EXHIBIT  A     8     11  AUG 2004     DD FORM 1423-1, EXHIBIT A, NON DD 250 DATA

EXHIBIT  B     10     11  AUG  2004     DD  FORM  1423-1, EXHIBIT B, DD 250 DATA








                                                     SECTION J  FA9300-04-C-0050
                                                     ---------------------------
                                                                   PAGE 18 OF 18